MERRILL LYNCH
BALANCED FUND FOR
INVESTMENT AND
RETIREMENT, INC.







FUND LOGO







Annual Report

September 30,1995

Officers and Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Bernard J. Durnin, Senior Vice President
Donald C. Burke, Vice President
Denis B. Cummings, Vice President and
     Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
The Chase Manhattan Bank, N.A.
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch
Balanced Fund for
Investment and
Retirement, Inc.
Box 9011
Princeton, NJ
08543-9011







Merrill Lynch Balanced Fund for Investment and Retirement, Inc.


PORTFOLIO SUMMARY AS OF SEPTEMBER 30, 1995

Security Diversification

A pie chart illustrating the following percentages:

US Stocks                               50.3%
International Stocks                    11.2%
US Bonds                                24.8%
International Bonds                      6.1%
Cash                                     7.6%


US Stock Sector Allocation


A pie chart illustrating the following percentages:


Capital Spending                        36.4%
Energy                                   6.4%
Basic Industry                          11.5%
Credit-Sensitive &
Financial Services                      17.5%
Utilities                                8.5%
Consumer Cyclicals                       8.0%
Consumer Staples                        11.7%




US Domiciled Common Stock                                  S&P
Investments                                Fund            500*

After-Tax Profit Margin                     7.7%           7.5%
Yield                                       1.9%           2.3%
Price/Earnings Ratio**                     18.0           17.0
Return on Equity                           18.0%          17.3%
Average Capitalization (in billions)      $13.6           $8.5
Earnings Growth Rate (5 yr. average)       17.0%          12.0%

[FN]
 *An unmanaged broad-based index comprised of common stocks.
**Based on 1995 earnings estimates.

                                                      Merrill Lynch
Fixed-Income Investments                   Fund        B0A0 Index*

Duration                                    5.1 Years     5.5 Years
Average Maturity                            8.5 Years     9.4 Years
Asset Breakdown:
  US Treasuries/Agencies                   72.2%              76.0%
  Corporates                               10.6%              24.0%
  International Governments                17.2%               --

[FN]
*An unmanaged market-weighted corporate and Government master bond index reflecting approximately 97% of total outstanding US bonds.



                                                      Percent of
Currency Diversification                              Net Assets

US Dollar                                                 83.5%
Japanese Yen                                               4.1
Canadian Dollar                                            2.4
German Mark                                                2.2
Australian Dollar                                          1.8
Mexican Peso                                               1.3
Italian Lira                                               1.1
Netherlands Guilder                                        0.9
Norwegian Krone                                            0.8
Portuguese Escudo                                          0.6
Hong Kong Dollar                                           0.6
UK Sterling                                                0.3
Chilean Peso                                               0.3
Indonesian Rupiah                                          0.1

Percent of US Equities vs.                                 S&P
S&P 500 Index                              Fund     vs.    500*

Basic Industry                             11.5%           7.1%
Capital Spending                           36.4           20.3
Conglomerates                               0.0            1.3
Consumer Cyclicals                          8.0            8.4
Consumer Staples                           11.7           26.9
Credit-Sensitive & Financial Services      17.5           12.8
Energy                                      6.4            9.3
Transports                                  0.0            1.7
Utilities                                   8.5           12.2

[FN]
*An unmanaged broad-based index comprised of common stocks.



DEAR SHAREHOLDER

Economic Background
Third-quarter economic activity decelerated despite the July cut in the Federal Funds rate, which reversed the series of interest rate increases that ended in 1994. Inventories built as consumers slowed their spending (especially for products versus services), employment growth decelerated, and savings inched up.

Industry kept up a torrid pace of spending for capital improvements, most of which were quick payback expenditures designed to reduce costs, especially for labor, and improve productivity. Other developed economies are behind the US economy, but are recognizing the need to reduce costs as well. Since the end of the cold war, price competition has intensified as workers from formerly communist countries flooded the world labor market. Adding to the problem, much of the defense industry was dislocated, government spending has decelerated and corporate restructuring and streamlining contributed to an underlying disinflationary bias by keeping labor costs low. While some observers believe US industry has completed the needed productivity-enhancing projects and little more will be done, it is more likely this is a continuous process. It will be many years before we can relent on productivity enhancements as there are two billion laborers in the global work force earning less than $10 weekly. In this context, the planned 9.4% increase in capital spending by US industry for 1996 on top of strong durable goods orders recently is appropriate, in our opinion.

The result of these trends is decelerating inflation in the fifth year of an economic expansion and coincident sharp improvement in worker productivity. Real sales per employee are up 14% since March 1991, and even more remarkably, real profits per employee are up 130%, or six times the improvement of the average gain of the two prior expansions. Corporate profit gains have been so large that the average stock price/earnings ratio declined in 1995, despite a better than 25% advance in stock prices during the first three quarters.

Profit gains in the second half of 1995 are decelerating rapidly from recent quarters, but few observers expect a downturn in profits before earnings gains reaccelerate. The Federal Reserve Board was sufficiently confident of growth prospects at the late September Federal Open Market Committee meeting to hold the Federal Funds rate steady. Increased US dollar volatility in the foreign exchange markets has been unsettling. Should the strength in the US dollar witnessed early in September reappear as we expect, driving bond yields still lower, the interest rate sensitive housing and auto industries would power the economy through 1996, a presidential election year.

The impending Presidential election increases the pressure on elected Congressmen to produce a budget compromise that deals with the recurring annual budget deficits which have become more unpopular. Early in the new fiscal year the national debt is expected to reach the legislated ceiling, requiring new legislation to lift that ceiling above $5 trillion. Debate over resolution of both the budget and the debt ceiling situations has the ability to influence the value of the US dollar in the foreign exchange market and in turn the debt market in the United States.

Investment Strategy
Turmoil in the currency and debt markets is likely to provide an opportunity to assume a more aggressive fixed-income investment strategy. We had reduced the allocation to bonds at the end of the rally which began in November 1994. With inflation showing no signs of reacceleration and Congress apparently working toward a balanced budget, we believe bonds will produce positive returns from both appreciation and income in the months just ahead.

Recognizing that equities have trended higher for nearly five years without a major correction, we could see a setback, perhaps caused by uncertainty over the budget/debt ceiling debate or a destabilized US dollar, or both. However, since the valuation of equities has declined while earnings accelerated and the popular expectation is that profits will grow through at least 1996, higher stock prices seem likely in the next few quarters. We have secured profits in numerous issues, many of which were selling at elevated price/earnings multiples, including computer manufacturers and software companies, while we have reduced the sizable holdings in communications equipment manufacturers and semiconductor producers. Our continuing expectation of lower interest rates argues in favor of maintaining our overweight position in the interest rate sensitive groups including banks, insurance companies and communications utilities. We have been underweight recently in the large US-based multinationals which derive a sizable portion of their profits from non-US areas in anticipation of a firming US dollar. This is the reverse of our position earlier in 1995 when the US dollar was weak.

Fiscal Year in Review
Both equity and fixed-income markets have continued to be volatile by historic standards during the past year. Interest rates have been declining for most of the year, justifying the more aggressive portfolio posture we assumed from October 1994 through early July 1995, when we thought the bond market had modestly overdone the advance fully justified by fundamentals. Our slight decrease in bond holdings in July has had no net consequence to the Fund's performance, since interest rates on balance have been flat since then, but the increased allocation to bonds in the fourth quarter of 1994 at the expense of cash equivalents was both timely and beneficial.

Equities were the investment of choice for the past year as the popular indexes advanced about 25%. For most of the year the equity allocation approached 62% of portfolio resources, which is 80% of the maximum permitted in the Fund. The equity selection was weighted heavily for most of the year in favor of capital spending issues, including several communications equipment manufacturers which did well late in 1994 and from the second quarter of 1995 onward. On the other hand, communications utilities did not contribute to overall performance until late in the fiscal year and in a few instances pro-duced little net gain until the third quarter of 1995.

Cash equivalents were slightly above 7% of portfolio resources on average during the year, which did not enhance total return, since equities produced a substantially higher return than the approximate 6% yield achieved on liquid short-term instruments.

Foreign fixed-income investments produced a modestly better return than their US counterparts, since the US dollar was weak most of the year. Non-US equities, however, represented a substantial drag on portfolio return especially in the early months of the fiscal year through February 1995. Our earlier emphasis on developing markets that were priced at lower price/earnings multiples than the United States while growing faster than the United States proved unsuccessful when the US dollar weakened and the flow of funds to developing economies dried up. Since the first quarter, our non-US equity investments have been selected with emphasis on earnings growth and their ability to sell across country borders, which has proven successful.

In Conclusion
We thank you for your continued investment in Merrill Lynch Balanced Fund for Investment and Retirement.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President





(Denis B. Cummings)
Denis B. Cummings
Vice President and Portfolio Manager




October 19, 1995




PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on pages 5 and 6 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Average Annual Total Return" tables on page 5. "Aggregate Total Return" tables for Class C and Class D Shares are presented on page 6.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended September 30, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended September 30, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                                      12 Month      3 Month
                                                        9/30/95        6/30/95        9/30/94++      % Change++     % Change
ML Balanced Fund Class A Shares*                         $11.56         $11.16         $11.67         + 7.69%(1)      +3.58%
ML Balanced Fund Class B Shares*                          11.75          11.29          11.75         + 8.57(1)       +4.07
ML Balanced Fund Class C Shares*                          11.60          11.19          11.74         + 7.35(1)       +3.66
ML Balanced Fund Class D Shares*                          11.54          11.13          11.66         + 7.61(1)       +3.68
ML Balanced Fund Class A Shares--Total Return*                                                        +11.86(2)       +5.07(3)
ML Balanced Fund Class B Shares--Total Return*                                                        +10.80(4)       +4.82(5)
ML Balanced Fund Class C Shares--Total Return*                                                        +10.93(6)       +4.80(7)
ML Balanced Fund Class D Shares--Total Return*                                                        +11.62(8)       +5.06(9)
S&P 500/ML B0A0 Blended Index--Total Return**                                                         +21.98          +4.90

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of corporate bonds, government bonds and common stocks. Total investment returns for unmanaged indexes are based on estimates.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.885 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.425 per share ordinary income dividends and $0.885 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.160 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.231 per share ordinary income dividends and $0.885 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.081 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.369 per share ordinary income dividends and $0.885 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.123 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.410 per share ordinary income dividends and $0.885 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.148 per share ordinary income dividends.



PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A and Class B Shares

A line graph depicting growth of an investment in the Fund's Class A Shares compared to growth of an investment in the S&P 500 Index and the S&P 500/ML BOAO Blended Index. Beginning and ending values are:

                                       10/27/88**           9/95

ML Balanced Fund++--Class A
Shares*                                 $ 9,475           $17,903

S&P 500 Index++++                       $10,000           $26,113

S&P 500/ML BOAO Blended
Index++++++                             $10,000           $22,392

A line graph depicting growth of an investment in the Fund's Class B Shares compared to growth of an investment in the S&P 500 Index and the S&P 500/ML BOAO Blended Index. Beginning and ending values are:

                                       11/29/85**           9/95

ML Balanced Fund++--Class B
Shares*                                 $10,000           $22,509

S&P 500 Index++++                       $10,000           $39,550

S&P 500/ML BOAO Blended
Index++++++                             $10,000           $32,466




[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Balanced Fund invests primarily in high-quality, larger-capitalization common stocks and other types of securities, including fixed-income securities and convertible securities.
  ++++This unmanaged broad-based Index is comprised of common stocks. ++++++This unmanaged Index, which is an equally weighted blend of the
      S&P 500 Index and the ML BOAO Index, is comprised of common stocks as well as investment-grade bonds.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/95                        +11.86%        + 5.99%
Five Years Ended 9/30/95                  +11.92         +10.72
Inception (10/27/88)
through 9/30/95                           + 9.62         + 8.77

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/95                        +10.80%        + 6.80%
Five Years Ended 9/30/95                  +10.78         +10.78
Inception (11/29/85) through 9/30/95      + 8.59         + 8.59

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



PERFORMANCE DATA (concluded)



Total Return Based on a $10,000 Investment--Class C and Class D Shares

A line graph depicting growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the S&P 500 Index and the S&P 500/ML BOAO Blended Index. Beginning and ending values are:

                                       10/21/94**           9/95

ML Balanced Fund++--Class C
Shares*                                 $10,000           $10,993

ML Balanced Fund++--Class D
Shares*                                 $ 9,475           $10,576

S&P 500 Index++++                       $10,000           $12,891

S&P 500/ML BOAO Blended
Index++++++                             $10,000           $12,163




[FN]
     *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
    **Commencement of Operations.
    ++ML Balanced Fund invests primarily in high-quality, larger-capitalization common stocks and other types of securities, including fixed-income securities and convertible securities.
  ++++This unmanaged broad-based Index is comprised of common stocks. ++++++This unmanaged Index, which is an equally weighted blend of the
      S&P 500 Index and the ML BOAO Index, is comprised of common stocks as well as investment-grade bonds.

Aggregate Total Return

                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 9/30/95                           +10.93%         +9.93%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94) through 9/30/95      +11.62%         +5.76%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



SCHEDULE OF INVESTMENTS
                                 Face                                                                     Value     Percent of
Industries                      Amount*               Corporate Bonds                      Cost         (Note 1a)   Net Assets
Financial               $       10,000,000    Ford Capital BV, 9.375% due 1/01/1998    $ 10,037,900     $ 10,643,000    1.6%
Services                         5,000,000    Landeskreditbank, N.V., 7.875% due
                                              4/15/2004                                   4,972,067        5,418,250    0.8


                                              Total Investments in Corporate Bonds       15,009,967       16,061,250    2.4

Country                                       Foreign Government & Agency Obligations


Italy                            5,000,000    Republic of Italy, 8.75% due 2/08/2001      5,373,050        5,448,445    0.8


                                              Total Investments in Foreign
                                              Government & Agency Obligations             5,373,050        5,448,445    0.8


                                              US Government & Agency Obligations


United States                                 Federal Home Loan Mortgage Corp.,
                                              REMIC (a):
                                10,000,000      Series, 6.30% due 5/15/2008               9,210,937        9,440,625    1.5
                                 4,910,000      1243-HP, 5.625% due 11/25/2015            4,788,017        4,756,563    0.7
                                              Federal National Mortgage Association:
                                 9,482,095      8% due 10/01/2024                         9,053,920        9,698,382    1.5
                                19,205,450      8% due 12/01/2024                        18,866,355       19,643,527    3.0
                                              US Treasury Notes:
                                55,000,000      7.875% due 8/15/2001                     53,943,600       59,795,450    9.2
                                25,000,000      6.25% due 2/15/2003                      25,710,937       25,140,500    3.9
                                22,000,000    US Treasury STRIPS++, 5.99% due
                                              5/15/2000 (b)                              16,533,161       16,740,460    2.6


                                              Total Investments in US Government &
                                              Agency Obligations                        138,106,927      145,215,507   22.4


                                                      Foreign Obligations


Canada                  C$      17,000,000    Government of Canada, 7.50% due
                                              9/01/2000                                  12,513,374       12,692,853    2.0


Germany                 DM      20,000,000    Bundes, 6% due 2/20/1998                   13,870,415       14,397,858    2.2


Italy                   Lit 12,000,000,000    European Investment Bank, 10.80% due
                                              3/15/1999                                   7,677,863        7,410,781    1.1


                                              Total Investments in Foreign
                                              Obligations                                34,061,652       34,501,492    5.3

                                              Total Investments in Corporate Bonds,
                                              Foreign Government & Agency Obligations,
                                              US Government & Agency Obligations
                                              & Foreign Obligations                     192,551,596      201,226,694   30.9


                                   Shares
                                    Held                   US Stocks

Basic Industry

Aluminum                           125,000    Aluminum Co. of America (ALCOA)             6,893,308        6,609,375    1.0


Chemicals                           61,000    Dow Chemical Company (The)                  4,633,938        4,544,500    0.7
                                    93,700    Eastman Chemical Co.                        5,394,105        5,996,800    0.9
                                    90,000    Engelhard Corporation                       2,751,452        2,283,750    0.4
                                    70,000    IMC Fertilizer Group, Inc.                  4,196,080        4,436,250    0.7
                                    55,000    PPG Industries, Inc.                        2,464,430        2,557,500    0.4


Paper & Forest Producers           225,000    Scott Paper Co.                            10,875,875       10,912,500    1.7


                                              Total Basic Industry                       37,209,188       37,340,675    5.8



SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                    Value     Percent of
Industries                       Held                    US Stocks                         Cost         (Note 1a)   Net Assets

Capital Spending
Aerospace                          125,000    Boeing Company (The)                     $  7,925,190     $  8,531,250    1.3%
                                    56,000    Crane Company                               2,046,063        1,932,000    0.3
                                   110,000    United Technologies Corp.                   8,698,059        9,721,250    1.5


Communication                      150,000 +++ADC Telecommunications, Inc.                3,462,859        6,825,000    1.0
Equipment                          144,000 +++DSC Communications Corp.                    4,548,726        8,532,000    1.3
                                    80,000 +++Tellabs, Inc.                               2,952,585        3,360,000    0.5


Computer Equipment                  90,000 +++Cisco Systems, Inc.                         4,973,502        6,210,000    1.0

Computer Services                  225,000 +++Computer Sciences Corp.                     8,005,471       14,484,375    2.2
                                   240,000    General Motors Corp. (Class E)              9,927,011       10,920,000    1.7


Electrical Equipment               165,000    General Electric Co.                        9,160,779       10,518,750    1.6
                                   173,218    Siebe PLC                                   1,605,130        1,984,156    0.3


Electronics                         90,000 +++Solectron Corp.                             2,554,952        3,555,000    0.5


Environmental Control              550,000    Wheelabrator Technologies, Inc.             7,310,684        8,181,250    1.3


Machinery & Equipment              150,000    York International Corp.                    6,687,115        6,318,750    1.0


Office Equipment                   380,000    Danka Business Systems PLC
                                              (ADR)(c)(1)                                 6,702,445       13,680,000    2.1
                                    29,200    Harris Corp.                                1,755,785        1,602,350    0.2


Semiconductors                      43,500    Texas Instruments, Inc.                     3,357,421        3,474,562    0.5


                                              Total Capital Spending                     91,673,777      119,830,693   18.3


Consumer Cyclicals

Appliances                         230,000    Singer Co. N.V. (ADR)(c)(1)                 6,382,381        6,123,750    0.9


Automotive                         305,000    Ford Motor Company                          9,068,012        9,493,125    1.5


Automotive Equipment                55,000    Magna International, Inc. (ADR)(c)(1)       2,005,798        2,481,875    0.4


Retail                              95,000    Sears, Roebuck and Co.                      2,561,323        3,503,125    0.5


Retail--Specialty                  170,000 +++Toys 'R' Us, Inc.                           4,706,973        4,590,000    0.7


                                              Total Consumer Cyclicals                   24,724,487       26,191,875    4.0


Consumer Staples

Consumer--Services                 225,000    H & R Block, Inc.                           8,896,652        8,550,000    1.3


Drug Stores                         80,000 +++Revco D.S., Inc.                            1,725,576        1,880,000    0.3


Foods                               70,000    General Mills, Inc.                         3,396,222        3,902,500    0.6


Healthcare                         300,000 +++Humana Inc.                                 5,920,005        6,037,500    0.9
                                   203,100 +++Physician Corp. of America                  4,284,714        3,198,825    0.5


Pharmaceuticals                     55,000    American Home Products Corp.                3,726,541        4,668,125    0.7


Photography                        160,000    Eastman Kodak Co.                           8,746,145        9,480,000    1.5


Restaurants                         80,000    Darden Restaurants Inc.                       837,277          920,000    0.1


                                              Total Consumer Staples                     37,533,132       38,636,950    5.9



SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                    Value     Percent of
Industries                       Held                    US Stocks                         Cost         (Note 1a)   Net Assets

Credit-Sensitive and Financial Services
Banking                            250,000    The Bank of New York Co.                 $  7,473,216     $ 11,625,000    1.8%
                                    15,000    The Bank of New York Co. (Warrants)
                                              (e)                                           168,750          481,875    0.1
                                   200,000    BankAmerica Corp.                           9,113,967       11,975,000    1.8
                                   100,000    CoreStates Financial Corp.                  3,613,740        3,662,500    0.6


Insurance                          140,000    Aetna Life & Casualty Co.                   8,227,835       10,272,500    1.6
                                   104,900    Allstate Corp.                              3,168,972        3,710,837    0.6
                                    99,500    International Telephone & Telegraph
                                              Corp.                                       8,599,833       12,338,000    1.9
                                    70,000    National Re Corp.                           2,016,028        2,476,250    0.4


                                              Total Credit-Sensitive & Financial
                                              Services                                   42,382,341       56,541,962    8.8

Energy

Oil--Integrated                    175,000    Chevron Corp.                               8,576,842        8,509,375    1.3
                                   125,000    Mobil Oil Corp.                             9,757,153       12,453,125    1.9


                                              Total Energy                               18,333,995       20,962,500    3.2


Utilities

Utilities--                         39,200    Frontier Corp.                                876,071        1,043,700    0.2
Communications                     180,000    GTE Corp.                                   5,790,102        7,065,000    1.1
                                   180,000    SBC Communications Inc.                     8,015,735        9,900,000    1.5
                                   310,000 +++WorldCom, Inc.                              7,317,231        9,958,750    1.5


                                              Total Utilities                            21,999,139       27,967,450    4.3


                                              Total Investments in US Stocks            273,856,059      327,472,105   50.3


                                                     Foreign Stocks

Australia

Media/Publishing                   600,000 +++News Corp. Ltd. (Preferred)
                                              (ADR)(c)                                   10,451,056       11,925,000    1.8


Canada

Appliances                         280,000    Semi-Tech Corp.(d)                          4,108,297        2,236,588    0.3


Chile

Banking                             40,000    Banco O'Higgins (ADR)(c)                      649,848          905,000    0.1


Packaging                           60,000    Christalerias de Chile S.A.
                                              (ADR)(c)                                    1,105,062        1,485,000    0.2


Hong Kong

Banking                            286,378    HSBC Holdings PLC                           1,750,973        3,982,000    0.6

SCHEDULE OF INVESTMENTS (continued)
                                Shares                                                                    Value     Percent of
Industries                       Held                  Foreign Stocks                      Cost         (Note 1a)   Net Assets

Indonesia
Telecommunications                   9,000    P.T. Indonesian Satellite (ADR)(c)       $    311,138     $    316,125    0.1%


Tobacco                             74,500    P.T. Hanjaya Mandala Sampoerna                415,075          694,018    0.1


Japan

Electronics                         70,000    Advantest Corp.                             3,441,308        4,143,434    0.6
                                    45,000    Kyocera Corp.                               3,995,841        3,700,000    0.6
                                   240,000    Sharp Corp.                                 3,564,993        3,369,697    0.5
                                    75,000    Tokyo Electron Ltd.                         2,928,405        3,265,152    0.5


Financial Services                 360,000    Nomura Securities Co., Ltd.                 7,080,991        7,054,545    1.1


Insurance                          250,000    Tokio Marine & Fire Insurance Co.           2,976,505        2,702,020    0.4


Office Equipment                   150,000    Canon, Inc.                                 2,752,380        2,681,818    0.4


Mexico

Multi-Industry                     433,800 +++Grupo Carso, S.A. de C.V.
                                              (ADR)(c)++++                                3,832,850        5,042,925    0.8


Utilities--                         95,000    Telefonos de Mexico, S.A. de C.V.
Communications                                (ADR)(c)(1)                                 3,301,965        3,016,250    0.5


Netherlands

Computer Services                  112,800    Getronics N.V.                              4,941,210        5,556,789    0.9

Norway

Telecommunications                 152,425    Nera AS                                     4,340,748        5,247,618    0.8


Portugal

                                   325,000    Espirito Santo Financial Holdings
                                              S.A. (ADR)(c)(1)                            4,538,463        3,818,750    0.6


United Kingdom

Leisure/Entertainment               90,000    Thorn EMI PLC                               1,726,953        2,096,336    0.3


                                              Total Investments in Foreign Stocks        68,214,061       73,239,065   11.2


                                              Total Investments in US & Foreign
                                              Stocks                                    342,070,120      400,711,170   61.5



SCHEDULE OF INVESTMENTS (concluded)
                                 Face                                                                     Value     Percent of
                                Amount                     Issue                           Cost         (Note 1a)   Net Assets

Short-Term Securities
Commercial Paper**         $    21,064,000    Ford Motor Credit Co., 6.50% due
                                              10/02/1995                               $ 21,056,394     $ 21,056,394    3.3%
                                17,000,000    National Fleet Funding Corp., 5.75%
                                              due 10/11/1995                             16,970,132       16,970,132    2.6
                                              Total Investments in Short-Term
                                              Securities                                 38,026,526       38,026,526    5.9

Total Investments                                                                      $572,648,242      639,964,390   98.3
                                                                                       ============
Other Assets Less Liabilities                                                                             11,342,674    1.7
                                                                                                        ------------  ------
Net Assets                                                                                              $651,307,064  100.0%
                                                                                                        ============  ======

 (a)Real Estate Mortgage Investment Conduits (REMIC).
 (b)Represents the yield-to-maturity on this zero coupon issue. These securities are purchased at a deep discount and amortized to maturity.
 (c)American Depositary Receipts (ADR).
 (d)Formerly named International Semi-Tech Corp.
 (e)Warrants entitle the Fund to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
   *Denominated in US dollars unless otherwise indicated.
  **Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
 (1)Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced or sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.
  ++Separate Trading of Registered Interest and Principal of
    Securities (STRIPS).
++++Restricted securities as to resale. The value of the Fund's investments in restricted securities was approximately $5,043,000, representing 0.8% of net assets.


                                   Acquisition                         Value
    Issue                             Dates              Cost        (Note la)
    Grupo Carso, S.A. de C.V.
    (ADR)                     9/24/1991-1/24/1992     $3,832,850     $5,042,925

    Total                                             $3,832,850     $5,042,925
                                                      ==========     ==========

 +++Non-income producing security.



See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1995
Assets:             Investments, at value (identified cost--$572,648,242)
                    (Note 1a)                                                                               $639,964,390
                    Cash                                                                                       4,488,255
                    Receivables:
                      Securities sold                                                      $  6,963,402
                      Interest                                                                2,720,710
                      Dividends                                                                 729,022
                      Capital shares sold                                                       352,889       10,766,023
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          89,979
                                                                                                            ------------
                    Total assets                                                                             655,308,647
                                                                                                            ------------


Liabilities:        Payables:
                      Securities purchased                                                    1,965,810
                      Capital shares redeemed                                                 1,154,219
                      Investment adviser (Note 2)                                               331,332
                      Distributor (Note 2)                                                      216,708        3,668,069
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       333,514
                                                                                                            ------------
                    Total liabilities                                                                          4,001,583
                                                                                                            ------------


Net Assets:         Net assets                                                                              $651,307,064
                                                                                                            ============


Net Assets          Class A Shares of Common Stock, $.01 par value, 500,000,000
Consist of:         shares authorized                                                                       $     26,373
                    Class B Shares of Common Stock, $.01 par value, 500,000,000
                    shares authorized                                                                            129,516
                    Class C Shares of Common Stock, $.01 par value, 500,000,000
                    shares authorized                                                                                996
                    Class D Shares of Common Stock, $.01 par value, 500,000,000
                    shares authorized                                                                            405,203
                    Paid-in capital in excess of par                                                         560,997,385
                    Undistributed investment income--net                                                       5,264,881
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                                17,172,044
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         67,310,666
                                                                                                            ------------
                    Net assets                                                                              $651,307,064
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $30,485,421 and 2,637,319 shares
                    outstanding                                                                             $      11.56
                                                                                                            ============
                    Class B--Based on net assets of $152,121,232 and 12,951,639 shares
                    outstanding                                                                             $      11.75
                                                                                                            ============
                    Class C--Based on net assets of $1,154,235 and 99,541 shares
                    outstanding                                                                             $      11.60
                                                                                                            ============
                    Class D--Based on net assets of $467,546,176 and 40,520,316 shares
                    outstanding                                                                             $      11.54
                                                                                                            ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations for the Year Ended September 30, 1995
Investment          Interest and discount earned (net of $14,295 foreign
Income              withholding tax)                                                                        $ 19,733,199
(Notes 1d & 1e):    Dividends (net of $245,500 foreign withholding tax)                                        6,790,388
                    Other                                                                                         41,541
                                                                                                            ------------
                    Total income                                                                              26,565,128
                                                                                                            ------------


Expenses:           Investment advisory fees (Note 2)                                                          4,289,001
                    Account maintenance and distribution fees--Class B (Note 2)                                2,911,519
                    Transfer agent fees--Class D (Note 2)                                                        896,673
                    Account maintenance fees--Class D (Note 2)                                                   869,529
                    Transfer agent fees--Class B (Note 2)                                                        843,941
                    Printing and shareholder reports                                                             334,152
                    Professional fees                                                                            117,014
                    Accounting services (Note 2)                                                                 115,994
                    Registration fees (Note 1f)                                                                   94,249
                    Custodian fees                                                                                89,647
                    Transfer agent fees--Class A (Note 2)                                                         84,659
                    Directors' fees and expenses                                                                  46,274
                    Pricing fees                                                                                   6,456
                    Account maintenance and distribution fees--Class C (Note 2)                                    5,279
                    Transfer agent fees--Class C (Note 2)                                                          1,486
                    Other                                                                                         11,367
                                                                                                            ------------
                    Total expenses                                                                            10,717,240
                                                                                                            ------------
                    Investment income--net                                                                    15,847,888
                                                                                                            ------------

Realized &          Realized gain from:
Unrealized Gain       Investments--net                                                     $ 17,324,044
(Loss) on             Foreign currency transactions--net                                      1,351,860       18,675,904
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions          Investments--net                                                       33,342,301
--Net (Notes 1b,      Foreign currency transactions--net                                        (18,980)      33,323,321
1c, 1e & 3):                                                                               ------------     ------------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                     51,999,225
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 67,847,113
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statments of Changes in Net Assets
                                                                                         For the Year Ended September 30,
                    Increase (Decrease) in Net Assets:                                          1995             1994
Operations:         Investment income--net                                                 $ 15,847,888     $ 13,984,464
                    Realized gain on investments and foreign currency
                    transactions--net                                                        18,675,904       66,569,641
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                   33,323,321      (72,060,997)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     67,847,113        8,493,108
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,043,247)      (1,253,348)
Shareholders          Class B                                                                (3,008,886)     (14,802,935)
(Note 1g):            Class C                                                                   (10,834)              --
                      Class D                                                               (11,100,445)              --
                    Realized gain on investments--net:
                      Class A                                                                (3,297,664)      (4,103,194)
                      Class B                                                               (27,299,110)     (75,192,306)
                      Class C                                                                   (10,962)              --
                      Class D                                                               (29,225,123)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (74,996,271)     (95,351,783)
                                                                                           ------------     ------------


Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (91,342,468)     (34,985,543)
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total decrease in net assets                                            (98,491,626)    (121,844,218)
                    Beginning of year                                                       749,798,690      871,642,908
                                                                                           ------------     ------------
                    End of year*                                                           $651,307,064     $749,798,690
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1h)                         $  5,264,881     $  3,227,255
                                                                                           ============     ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                    Class A
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                              1995*      1994*       1993       1992        1991
Per Share           Net asset value, beginning of year             $  11.67   $  13.02   $  12.57   $  11.94    $  10.61
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .32        .32        .43        .47         .70
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions (1)--net                               .88       (.07)      1.29        .61        1.63
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.20        .25       1.72       1.08        2.33
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.34)      (.37)      (.39)      (.45)       (.62)
                      Realized gain on investments--net                (.97)     (1.23)      (.88)        --        (.38)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (1.31)     (1.60)     (1.27)      (.45)      (1.00)
                                                                   --------   --------   --------   --------    --------
                    Net asset  value, end of year                  $  11.56   $  11.67   $  13.02   $  12.57    $  11.94
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share               11.86%      1.81%     14.62%      9.23%      23.14%
Return:**                                                          ========   ========   ========   ========    ========


Ratios to           Expenses                                          1.01%       .83%       .83%       .81%        .85%
Average                                                            ========   ========   ========   ========    ========
Net Assets:         Investment income--net                            2.93%      2.68%      3.09%      3.18%       3.64%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of year (in thousands)         $ 30,485   $ 39,963   $ 40,688   $ 20,320    $ 12,839
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               86.33%     59.15%     79.55%     65.40%     173.76%
                                                                   ========   ========   ========   ========    ========

                   *Based on average shares outstanding during the year.
                  **Total investment returns exclude the effect of sales loads.
                 (1)Foreign currency transaction amounts have been reclassified to conform to the 1994 presentation.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlgihts (continued)
                                                                                           Class B
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                               1995*      1994*      1993       1992       1991
Per-Share           Net asset value, beginning of year             $  11.75   $  13.09   $  12.62   $  11.99    $  10.60
Operating                                                          --------   --------   --------   --------    --------
Performance:        Investment income--net                              .21        .20        .24        .29         .39
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions (1)--net                               .90       (.07)      1.37        .66        1.83
                                                                   --------   --------   --------   --------    --------
                    Total from investment operations                   1.11        .13       1.61        .95        2.22
                                                                   --------   --------   --------   --------    --------
                    Less dividends and distributions:
                      Investment income--net                           (.14)      (.24)      (.26)      (.32)       (.45)
                      Realized gain on investments--net                (.97)     (1.23)      (.88)        --        (.38)
                                                                   --------   --------   --------   --------    --------
                    Total dividends and distributions                 (1.11)     (1.47)     (1.14)      (.32)       (.83)
                                                                   --------   --------   --------   --------    --------
                    Net asset value, end of year                   $  11.75   $  11.75   $  13.09   $  12.62    $  11.99
                                                                   ========   ========   ========   ========    ========


Total Investment    Based on net asset value per share               10.80%      0.76%     13.49%      8.01%      21.91%
Return:**                                                          ========   ========   ========   ========    ========



Ratios to Average   Expenses, excluding account maintenance
Net Assets:         and distribution fees                             1.04%       .86%       .85%       .85%        .90%
                                                                   ========   ========   ========   ========    ========
                    Expenses                                          2.04%      1.86%      1.85%      1.85%       1.90%
                                                                   ========   ========   ========   ========    ========
                    Investment income--net                            1.90%      1.65%      1.99%      2.10%       3.37%
                                                                   ========   ========   ========   ========    ========


Supplemental        Net assets, end of year (in thousands)         $152,121   $709,836   $830,955   $886,920    $986,895
Data:                                                              ========   ========   ========   ========    ========
                    Portfolio turnover                               86.33%     59.15%     79.55%     65.40%     173.76%
                                                                   ========   ========   ========   ========    ========

                   *Based on average shares outstanding during the year.
                  **Total investment returns exclude the effect of sales loads.
                 (1)Foreign currency transaction amounts have been reclassified to conform to the 1994 presentation.


                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlgihts (concluded)
The following per share data and ratios have been derived                                         For the Period
from information provided in the financial statements.                                        October 21, 1994++ to
                                                                                                September 30, 1995*
Increase (Decrease) in Net Asset Value:                                                       Class C          Class D
Per-Share           Net asset value, beginning of period                                   $      11.74     $      11.66
Operating                                                                                  ------------     ------------
Performance:        Investment income--net                                                          .19              .27
                    Realized and unrealized gain on investments and foreign
                    currency transactions--net                                                      .92              .90
                                                                                           ------------     ------------
                    Total from investment operations                                               1.11             1.17
                                                                                           ------------     ------------
                    Less dividends and distributions:
                      Investment income--net                                                       (.28)            (.32)
                      Realized gain on investments--net                                            (.97)            (.97)
                                                                                           ------------     ------------
                    Total dividends and distributions                                             (1.25)           (1.29)
                                                                                           ------------     ------------
                    Net asset value, end of period                                         $      11.60     $      11.54
                                                                                           ============     ============


Total Investment    Based on net asset value per share                                           10.93%+++        11.62%+++
Return:***                                                                                 ============     ============



Ratios to           Expenses, excluding account maintenance and distribution fees                 1.04%**          1.02%**
Average                                                                                    ============     ============
Net Assets:         Expenses                                                                      2.04%**          1.27%**
                                                                                           ============     ============
                    Investment income--net                                                        1.94%**          2.68%**
                                                                                           ============     ============


Supplemental        Net assets, end of period (in thousands)                               $      1,154     $    467,546
Data:                                                                                      ============     ============
                    Portfolio turnover                                                           86.33%           86.33%
                                                                                           ============     ============

                   *Based on average shares outstanding during the period.
                  **Annualized.
                 ***Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Retirement Benefit Investment Program, Inc., Full Investment Portfolio does business under the name Merrill Lynch Balanced Fund for Investment and Retirement. Merrill Lynch Balanced Fund for Investment and Retirement, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Financial futures contracts--The Fund may purchase or sell interest-rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US-dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) and valuing (unrealized) assets and liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange sales on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may by imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares areEissued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassifications--Generally accepted accounting principles require that certain differences between undistributed net realized capital gains for financial reporting and tax purposes, if permanent, be reclassified to undistributed net investment income. Accordingly, current year's permanent book/tax differences of $1,353,150 have been reclassified from undistributed net realized capital gains to undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transaction with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.65% of the average daily net assets not exceeding $500 million; 0.60% of the average daily net assets exceeding $500 million but not exceeding $1.5 billion; 0.55% of the average daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.50% of the average daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; and 0.45% of the average daily net assets exceeding $3.5 billion. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the most restrictive expense limitation applicable at the time of such payment.

NOTES TO FINANCIAL STATEMENTS (concluded)

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:


                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner, and Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended September 30, 1995, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                                $  477        $ 4,620
Class D                                $3,598        $61,460


For the year ended September 30, 1995, MLPF&S received contingent deferred sales charges of $199,447 relating to transactions in Class B Shares.

In addition, MLPF&S received $92,882 in commissions on the execution of portfolio security transactions for the Fund for the year ended September 30, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 1995 were $541,068,330 and $676,930,218, respectively.

Net realized and unrealized gains (losses) as of September 30, 1995 were as follows:


                                     Realized     Unrealized
                                 Gains (Losses) Gains (Losses)

Long-term investments             $17,240,225   $ 67,316,148
Short-term investments                   (721)            --
Options written
on investments                         84,540             --
Foreign currency
transactions                        1,351,860         (5,482)
                                  -----------  -------------
Total                             $18,675,904  $  67,310,666
                                  ===========  =============


As of September 30, 1995, net unrealized appreciation for Federal income tax purposes aggregated $67,316,148, of which $75,277,436 related to appreciated securities and $7,961,288 related to depreciated securities. The aggregate cost of investments at September 30, 1995 for Federal income tax purposes was $572,648,242.

Transactions in call options written for the year ended September
30, 1995 were as follows:


                                    Number of      Premiums
Call Options Written                  Shares       Received
Outstanding call options at
beginning of year                       1,000  $       1,783
Options written                       167,800        214,530
Options exercised                     (67,100)      (106,550)
Options closed                        (98,500)      (105,726)
Options expired                        (3,200)        (4,037)
                                  -----------  -------------
Outstanding call options at
end of year                                --  $          --
                                  ===========  =============


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $91,342,468 and $34,985,543 for the years ended September 30, 1995 and September 30, 1994, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                         1,070,519   $ 11,586,869
Shares issued to shareholders
in reinvestment of dividends
and distributions                     396,121      4,060,338
                                  -----------  -------------
Total issued                        1,466,640     15,647,207
Shares redeemed                    (2,253,897)   (24,043,484)
                                  -----------  -------------
Net decrease                         (787,257) $  (8,396,277)
                                  ===========  =============


Class A Shares for the Year                         Dollar
Ended September 30, 1994              Shares        Amount

Shares sold                         1,518,510  $  18,698,722
Shares issued to shareholders
in reinvestment of dividends
and distributions                     428,291      5,110,279
                                  -----------  -------------
Total issued                        1,946,801     23,809,001
Shares redeemed                    (1,648,302)   (19,908,322)
                                  -----------  -------------
Net increase                          298,499  $   3,900,679
                                  ===========  =============


Class B Shares for the Year                         Dollar
Ended September 30, 1995              Shares        Amount

Shares sold                         2,091,731$    23,097,445
Shares issued to shareholders
in reinvestment of dividends
and distributions                   2,431,572     25,214,963
                                  -----------  -------------
Total issued                        4,523,303     48,312,408
Shares redeemed                    (7,383,654)   (81,669,553)
Automatic conversion of
shares                            (44,590,058)  (505,798,220)
                                  -----------  -------------
Net decrease                      (47,450,409) $(539,155,365)
                                  ===========  =============

Class B Shares for the Year                         Dollar
Ended September 30, 1994              Shares        Amount

Shares sold                         2,858,236  $  35,039,885
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,329,365     76,402,900
                                  -----------  -------------
Total issued                        9,187,601    111,442,785
Shares redeemed                   (12,275,154)  (150,329,007)
                                  -----------  -------------
Net decrease                       (3,087,553) $ (38,886,222)
                                  ===========  =============



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Sept. 30, 1995     Shares        Amount

Shares sold                           132,339  $   1,431,442
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,002         10,249
                                  -----------  -------------
Total issued                          133,341      1,441,691
Shares redeemed                       (33,800)      (359,094)
                                  -----------  -------------
Net increase                           99,541  $   1,082,597
                                  ===========  =============


[FN]
++Commencement of Operations.



Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to Sept. 30, 1995     Shares        Amount

Shares sold                           522,879  $   5,601,295
Automatic conversion
of shares                          45,012,054    505,798,220
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,325,210     34,178,246
                                  -----------  -------------
Total issued                       48,860,143    545,577,761
Shares redeemed                    (8,339,827)   (90,451,184)
                                  -----------  -------------
Net increase                       40,520,316  $ 455,126,577
                                  ===========  =============

[FN]
++Commencement of Operations.

5. Reorganization Plan:
On October 13, 1995, the Board of Directors approved a plan of reorganization, subject to shareholder approval and certain conditions, whereby Merrill Lynch Global Allocation Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of Merrill Lynch Global Allocation Fund, Inc., which is a registered, diversified, open-end management investment company managed by MLAM.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Balanced Fund for Investment and
Retirement, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Balanced Fund for Investment and Retirement, Inc. as of September 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Balanced Fund for Investment and Retirement, Inc. as of September 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Princeton, New Jersey
October 26, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Balanced Fund for Investment and Retirement during its fiscal year ended September 30, 1995:


                                               Domestic     Interest From     Domestic        Total        Long-Term
  Record                 Payable              Qualifying       Federal     Non-Qualifying    Ordinary       Capital
   Date                    Date             Ordinary Income* Obligations  Ordinary Income     Income         Gains
Class A Shares:
12/16/94                 12/27/94                $0.057127      $0.059193      $0.149065      $0.265385      $0.884787
 7/05/95                  7/13/95                $0.030917      $0.038746      $0.090261      $0.159924         --

Class B Shares:
12/16/94                 12/27/94                $0.032174      $0.033337      $0.083951      $0.149462      $0.884787
 7/05/95                  7/13/95                $0.015691      $0.019664      $0.045809      $0.081164         --

Class C Shares:
12/16/94                 12/27/94                $0.052860      $0.054772      $0.137931      $0.245563      $0.884787
 7/05/95                  7/13/95                $0.023774      $0.029794      $0.069407      $0.122975         --

Class D Shares:
12/16/94                 12/27/94                $0.056408      $0.058447      $0.147187      $0.262042      $0.884787
 7/05/95                  7/13/95                $0.028563      $0.035795      $0.083388      $0.147746         --


*Qualifying domestic ordinary income qualifies for the dividends-received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable toEFederal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed at right are the percentages of the Fund's total assets invested in Federal obligations as of the end of each quarter of the fiscal year.


For the Quarter Ended       Federal Obligations*

December 31, 1994                        18.37%
March 31, 1995                           19.20%
June 30, 1995                            14.85%
September 30, 1995                       15.52%

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal obligations include US
 Treasury Notes, US Treasury Bills, and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.